EXHIBIT 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

     SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 31, 2004 (the “Amendment”), among EAGLEPICHER HOLDINGS, INC., a Delaware corporation (“Holdings”) and EAGLEPICHER INCORPORATED, an Ohio corporation (the “Borrower”), the Tranche B Lenders (each a “Tranche B Lender” and collectively, the ” Tranche B Lenders”) and HARRIS TRUST AND SAVINGS BANK, as Administrative Agent (in such capacity, the “Agent”). All terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as defined in the Credit Agreement as further amended hereby.

W I T N E S S E T H:

     WHEREAS, Holdings, the Borrower, the Tranche B Lenders, the Agent and the other lenders party thereto are parties to that certain Credit Agreement, dated as of August 7, 2003, as amended (the “Credit Agreement”); and

     WHEREAS, the Borrower has requested that the Applicable Rate with respect to Tranche B Term Loans be amended, and that certain other amendments be made to the Credit Agreement; and

     WHEREAS, the Tranche B Lenders and the Agents party hereto, are willing to so amend the Credit Agreement, subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

SECTION 1. AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

     1.1. Applicable Rate Definition. The definition of Applicable Rate in Section 1.1 of the Credit Agreement shall be amended by deleting the phrase “(a) with respect to any Tranche B Term Loan, (i) 2.50% per annum, in the case of an ABR Loan, or (ii) 3.50% per annum, in the case of a Eurodollar Loan” therein and replacing such with the phrase “(a) with respect to any Tranche B Term Loan, (i) 2.00% per annum, in the case of an ABR Loan, or (ii) 3.00% per annum, in the case of a Eurodollar Loan” in lieu thereof.

SECTION 2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     2.1. The Borrower, the Agent and the Tranche B Lenders shall have executed and delivered this Amendment.

     2.2. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

     2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

SECTION 3. REPRESENTATIONS.

     In order to induce the Tranche B Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Tranche B Lenders that as of the date hereof the representations and warranties set forth in Article III of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 3.04 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

     4.1. The Borrower heretofore executed and delivered to the Agent the Collateral Agreement and certain other collateral documents. The Borrower hereby acknowledges and agrees that the Liens created and provided for by the Collateral Agreement continues to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Agreement and the rights and remedies of the Agent thereunder, the obligations of the Borrower thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, any note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.3. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

[SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

EAGLEPICHER HOLDINGS, INC.
By	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

EAGLEPICHER INCORPORATED
By	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

HARRIS TRUST AND SAVINGS BANK, individually and as Agent
By	/s/ Danjuma Gibson
	Name:	Danjuma Gibson
	Title:	Vice President

UBS AG, STAMFORD BRANCH
By	/s/ Wilfred V. Saint
	Name:	Wilfred V. Saint
	Title:	Director Banking Products Services, US

By	/s/ Anthony N. Joseph
	Name:	Anthony N. Joseph
	Title:	Associate Director Banking Products Services, US

GENERAL ELECTRIC CAPITAL CORPORATION
By	/s/ Larry Fave
	Name:	Larry Fave
	Title:	Authorized Signatory

BANK ONE, NA, with its main office in Chicago, Illinois
By	/s/ Steven J. Krakoski
	Name:	Steven J. Krakoski
	Title:	First Vice President

PROVIDENT BANK
By	/s/ Richard E. Wirthlin
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President

CREDIT INDUSTRIAL ET COMMERCIAL
By	/s/ Anthony Rock
	Name:	Anthony Rock
	Title:	Vice President

By	/s/ Brian O’Leary
	Name:	Brian O’Leary
	Title:	Vice President

RZB FINANCE LLC, CONNECTICUT OFFICE
By	/s/ Astrid Wilke
	Name:	Astrid Wilke
	Title:	Vice President

By	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	Vice President

GOLDENTREE LOAN OPPORTUNITIES II, LIMITED BY: GOLDENTREE ASSET MANAGEMENT, LP
By	/s/ Frederick S. Hadad
	Name:	Frederick S. Haddad
Title:

UNION SQUARE CDO LTD.
By	/s/ unreadable
Name:
Title:

AMARA-I FINANCE, LTD. BY: PATRIARCH PARTNERS XI, LLC, ITS MANAGING AGENT
By	/s/ Lynn Tilton
	Name:	Lynn Tilton
	Title:	Manager

AMARA 2 FINANCE, LTD. BY: PATRIARCH PARTNERS XI, LLC, ITS MANAGING AGENT
By	/s/ Lynn Tilton
	Name:	Lynn Tilton
	Title:	Manager

INVESCO EUROPEAN CDO I S.A.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS COLLATERAL MANAGER
By	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

AVALON CAPITAL LTD.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS PORTFOLIO ADVISOR
By	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

AVALON CAPITAL LTD. 2
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS PORTFOLIO ADVISOR
By	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS INVESTMENT ADVISOR
By	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS INVESTMENT ADVISOR
By	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

AIM FLOATING RATE FUND
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS SUB-ADVISOR
By	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

SEQUILS-LIBERTY, LTD.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS COLLATERAL MANAGER
By	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

SAGAMORE CLO LTD.
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS COLLATERAL MANAGER
By	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
BY: INVESCO SENIOR SECURED MANAGEMENT, INC., AS ASSET MANAGER
By	/s/ Joseph Rotondo
	Name:	Joseph Rotondo
	Title:	Authorized Signatory

FOREST CREEK CLO, LTD.
By	/s/ Danjuma Gibson
	Name:	Danjuma Gibson
	Title:	Vice President

ROSEMONT CLO, LTD.
By	/s/ Danjuma Gibson
	Name:	Danjuma Gibson
	Title:	Vice President

BRYN MAWR CLO, LTD.
By	/s/ Danjuma Gibson
	Name:	Danjuma Gibson
	Title:	Vice President

SEQUILS-CUMBERLAND I, LTD.
By	/s/ Danjuma Gibson
	Name:	Danjuma Gibson
	Title:	Vice President

OLYMPIC FUNDING TRUST, SERIES 1999-1
By	/s/ Ann E. Morris
	Name:	Ann E. Morris
	Title:	Authorized Agent

MUIRFIELD TRADING LLC
By	/s/ Ann E. Morris
	Name:	Ann E. Morris
	Title:	Authorized Agent

GULF STREAM-COMPASS CLO 2003-1, LTD.
By	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

APEX (TRIMARAN) CDO 1, LTD. BY: TRIMARAN ADVISORS, L.L.C.
By	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

STELLAR FUNDING, LTD.
By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Fund Controller

VENTURE CDO 2002, LIMITED
BY ITS INVESTMENT ADVISORS MJX ASSET MANAGEMENT LLC
By	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VENTURE II CDO 2002, LIMITED
BY ITS INVESTMENT ADVISORS MJX ASSET MANAGEMENT LLC
By	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

DENALI CAPITAL CLO I, LTD.
BY: DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS, PROTFOLIO MANAGER FOR DENALI CAPITAL CLO I, LTD., OR AN AFFILIATE
By	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

DENALI CAPITAL CLO III, LTD.
BY: DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS, PROTFOLIO MANAGER FOR DENALI CAPITAL CLO III, LTD., OR AN AFFILIATE
By	/s/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

MOUNTAIN CAPITAL CLO II LTD.
By	/s/ Chris Siddons
	Name:	Chris Siddons
	Title:	Director

CLYDESDALE CLO 2003 LTD.
NOMURA RESEARCH AND ASSET MANAGEMENT INC., AS AGENT
By	/s/ unreadable
Name:
Title:

CLYDESDALE CLO 2001-1 LTD.
NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., AS COLLATERAL MANAGER
By	/s/ unreadable
Name:
Title:

NOMURA BOND & LOAN FUND BY: UFJ TRUST BANK LIMITED AS TRUSTEE
BY: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. ATTORNEY IN FACT
By	/s/ unreadable
Name:
Title:

HEWETT’S ISLAND CDO, LTD.
BY: CYPRESSTREE INVESTMENT MANAGEMENT COPANY, INC., AS PROTFOLIO MANAGER
By	/s/ Jeffrey Megar
	Name:	Jeffrey Megar
	Title:	Director

CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED AS CUSTODIAN OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED BY CYPRESSTREE STRATEGIC DEBT MANAGEMENT CO., INC. AS INVESTMENT ADVISOR
By	/s/ Michelle L. Patterson
	Name:	Michelle L. Patterson
	Title:	Investment Analyst

By	/s/ Jeffrey Megar
	Name:	Jeffrey Megar
	Title:	Director

PUTNAM VARIABLE TRUST-PVT HIGH YIELD FUND
By	/s/ unreadable
Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST
By	/s/ unreadable
Name:
Title:

PUTNAM HIGH YIELD ADVANTAGE FUND

By	/s/ unreadable

Name:
Title:

PUTNAM HIGH YIELD TRUST

By	/s/ unreadable

Name:
Title:

PUTNAM VARIABLE TRUST-PVT DIVERSIFIED INCOME FUND

By	/s/ unreadable

Name:
Title:

PUTNAM PREMIER INCOME TRUST

By	/s/ unreadable

Name:
Title:

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By	/s/ unreadable

Name:
Title:

PUTNAM MASTER INCOME TRUST

By	/s/ unreadable

Name:
Title:

FRANKLIN CLO IV, LIMITED

By	/s/ Tyler Chan

Name: Tyler Chan
Title: Vice President

FRANKLIN CLO IV, LIMITED

By	/s/ Tyler Chan

Name: Tyler Chan
Title: Vice President

FRANKLIN FLOATING RATE MASTER SERIES

By	/s/ Tyler Chan

Name: Tyler Chan
Title: Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By	/s/ Tyler Chan

Name: Tyler Chan
Title: Vice President

VAN KAMPEN SENIOR LOAN FUND
BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

By	/s/ Brad Langs

Name: Brad Langs
Title: Executive Director

VAN KAMPEN SENIOR INCOME TRUST
BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

By	/s/ Brad Langs

Name: Brad Langs
Title: Executive Director

CALLIDUS DEBT PARTNERS CLO FUND II LTD.

By	/s/ Mavis Taintor

Name: Mavis Taintor
Title: Managing Director

NUVEEN SENIOR INCOME FUND, AS A LENDER
BY: SYMPHONY ASSET MANAGEMENT LLC

By	/s/ Larry Mason

Name: Larry Mason
Title: Portfolio Manager

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER

By	/s/ Philip C. Robbins

Name: Philip C. Robbins
Title: Director

ENDURANCE CLO I, LTD.
BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER

By	/s/ Philip C. Robbins

Name: Philip C. Robbins
Title: Director

ING-ORYX CLO, LTD.
BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER

By	/s/ Philip C. Robbins

Name: Philip C. Robbins
Title: Director

SEQUILS-ING I (HBDGM), LTD.
BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER

By	/s/ Philip C. Robbins

Name: Philip C. Robbins
Title: Director

FOOTHILL INCOME TRUST II, L.P.

By	/s/ Jeff Nokera

Name: Jeff Nokera
Title: Managing Member

MAGNETITE V CLO, LIMITED

By	/s/ Mark J. Williams

Name: Mark J. Williams
Title: Authorized Signatory

MAGNETITE IV CLO, LTD.

By	/s/ Mark J. Williams

Name: Mark J. Williams
Title: Authorized Signatory

BLACKROCK LIMITED DURATION INCOME TRUST

By	/s/ Mark J. Williams

Name: Mark J. Williams
Title: Authorized Signatory

NORSE CBO, LTD.
BY: REGIMENT CAPITAL MANAGEMENT, LLC AS ITS INVESTMENT ADVISOR
BY: REGIMENT CAPITAL ADVISORS, LLC ITS MANAGER AND PURSUANT TO DELEGATED AUTHORITY

By	/s/ Timothy S. Peterson

Name: Timothy S. Peterson
Title: President

LANDMARK III CDO LIMITED

By	/s/ Joe Moroney

Name: Joe Moroney
Title: Director

CSAM FUNDING III

By	/s/ David H. Lerner

Name: David H. Lerner
Title: Authorized Signatory

DRYDEN IV LEVERAGED LOAN CDO 2003, by
Prudential Investment Management Inc., as collateral manager

By	/s/ B. Ross Smead

Name: B. Ross Smead
Title: Vice President

INNER HARBOR CBO 2001-1 LTD.
BY: T. ROWE PRICE ASSOCIATES, INC. AS COLLATERAL MANAGER

By	/s/ Darren N. Braman

Name: Darren N. Braman
Title: Vice President

ALLSTATE LIFE INSURANCE COMPANY

By	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By	/s/ Jerry D. Zinkula

Name: Jerry D. Zinkula
Title: Authorized Signatory

AIMCO CLO SERIES 2001-A

By	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By	/s/ Jerry D. Zinkula

Name: Jerry D. Zinkula
Title: Authorized Signatory

AIMCO CLO SERIES 2000-A

By	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By	/s/ Jerry D. Zinkula

Name: Jerry D. Zinkula
Title: Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE

By	/s/ Marc Berg

Name: Marc Berg
Title: Authorized Signatory

EMERALD ORCHARD LIMITED

By	/s/ Michelle Manning

Name: Michelle Manning
Title: Attorney in Fact

AMMC CDO II, LIMITED
BY: AMERICAN MONEY MANAGEMENT CORP., AS COLLATERAL MANAGER

By	/s/ David P. Meyer

Name: David P. Meyer
Title: Vice President

AMMC CDO I, Limited
By: AMERICAN MONEY MANAGEMENT CORP., AS COLLATERAL MANAGER

By	/s/ David P. Meyer

Name: David P. Meyer
Title: Vice President

DENALI CAPITAL CLO II, LTD.
BY: DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS, PROTFOLIO MANAGER FOR DENALI CAPITAL CLO II, LTD., OR AN AFFILIATE

By	/s/ John P. Thacker

Name: John P. Thacker
Title: Chief Credit Officer

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

By	/s/ Larry Mason

Name: Larry Mason
Title: Portfolio Manager

NEMEAN CLO, LTD.
BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER

By	/s/ Philip C. Robbins

Name: Philip C. Robbins
Title: Director

COOKSMILL

By	/s/ John R.M. Campbell

Name: John R.M. Campbell
Title: Authorized Signatory

FIFTH THIRD BANK

By	/s/ Gary Losey

Name: Gary S. Losey
Title: AVP – Relationship Manger

ARCHIMEDES FUNDING III, LTD.

BY: ING CAPITAL ADVISORS LLC, AS COLLATERAL MANAGER

By	/s/ Philip C. Robbins

Name: Philip C. Robbins
Title: Director